SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                            [Amendment No. _________]

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 X   Definitive Proxy Statement
---
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                              ALFA RESOURCES, INC.
                (Name of Registrant as Specified in Its Charter)

                              ALFA RESOURCES, INC.
                 (Name of Person(s) Filing Proxy Statement)

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                              ALFA RESOURCES, INC.
                          218 W. Carmen Lane, Suite 208
                          Santa Maria, California 92454
                   --------------------------------------------

                            NOTICE OF ANNUAL MEETING
                       OF STOCKHOLDERS AND PROXY STATEMENT
                   --------------------------------------------

                           TO BE HELD NOVEMBER 5, 1999


Dear Stockholder:

The Annual Meeting of Stockholders of Alfa Resources, Inc. ("Alfa" or the "Company") will be held at 2922 Chapman Avenue, Suite 202, Orange, California 93869 on November 8, 1999, at 10:30 a.m. PST for the following purposes:

I.   to elect five directors of the Company;

II.  to approve a 100 to 1 reverse stock split;

III. to approve changing the name of the Company;

VI.  to approve the 1999 Incentive Equity Plan (the "Incentive Equity Plan");
and,

VII. to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 15, 1999 as the record date for determining Stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponements thereof.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are urges to complete, date, sign and return the enclosed proxy in the accompanying envelope, which mailing will be postage free if mailed in the United States of America. You may revoke the proxy by filing properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Regardless of how many shares you own, your vote is very important. Please sign, date and return the enclosed proxy card today.

The Company's Annual Report for its fiscal year ending May 31, 1999 is being mailed to Stockholders and accompanies these proxy materials. The Annual Report contains financial and other information about the Company, but is not incorporated in the Proxy Statement and is not deemed a part of the proxy soliciting materials.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      William J. Hickey
                                      Secretary

Santa Maria, California
October 15, 1999

                              ALFA RESOURCES, INC.
                          218 W. Carmen Lane, Suite 208
                          Santa Maria, California 93454



                                 PROXY STATEMENT
                                 ---------------

     This Proxy statement is furnished to the holders ("Stockholders") of common stock, par value ("Common Stock") of Alfa Resources, Inc., a Colorado corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on November 8, 1999 at 10:30 a.m. PST at 2922 Chapman Avenue, Suite 202, Orange, California 92869 (including any adjournments or postponements thereof (the " Meeting"). A copy of the Notice of Meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy Card will commence on October 25, 1999.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE

     Only Stockholders of record at the close of business on October 15, 1999, the record date ("Record Date") for the meeting, will be entitled to notice of and to vote at the Meeting. As of the Record Date, Alfa had outstanding 100,000,000 shares of Common Stock. Shares of Common Stock are the only securities of Alfa entitled to vote at the 'annual Meeting and each share outstanding as of the Record Date will be entitled to one vote.

VOTE REQUIRED FOR APPROVAL

     The presence in person or by proxy of the holders representing one-third of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. If a quorum is present, a majority of the shares of Common Stock represented in person or by proxy at the meeting and voting on a proposal is required to approve the election of Directors and all other proposals. Sultan Mahmud, Imran Jattala, Tariq Chaudhary, Javed Chaudhary and Faisal Chaudhary who each own 9.9% of the shares of Common Stock of the Company, and Edward J. Names and C. L. Nordstrom who own 6.5% and 1.9% of the shares of Common Stock of the Company (collectively representing 57.9% of the shares entitled to vote at the Meeting), have each advised the Company that they intend to vote FOR each of the nominees named herein, FOR the approval of the 1 for 100 share reverse stock split, FOR the change of the Company's name, and FOR the Incentive Plan.

REVOCABILITY OF PROXIES

     A Stockholder who dates, signs and returns the enclosed for of proxy may revoke the proxy at any time before it is voted by submitting a duly executed written revocation or a proxy bearing a later date to the Secretary of the Company. Attendance at the meeting shall not have the effect of revoking a proxy unless the Stockholder so attending shall, in writing, so notify the secretary of the meeting at any time prior to the voting of the proxy.

PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, directors, executive officers and employees of the Company,
without  receiving   extra   compensation  therefor, may  solicit  proxies  by
telephone, telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owner of shares of the common Stock, and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials, which are anticipated to total approximately $5,000.

VOTING OF PROXIES

     Proxies will be voted in accordance with the instructions indicated thereon. A validly executed proxy, that does not indicate instructions, will be voted FOR the Director Nominees identified below and FOR the other proposals. The proxy permits a Stockholder to withhold voting for any proposal if the Stockholder so chooses. Abstentions are counted for purposes of determining the number of shares represented and entitled to vote at the meeting. However, abstentions are not counted in determining the number of shares voting for an item of business, and, therefore, have the same effect as a vote AGAINST a business item. Broker non-votes are counted for purposes of determining the number of shares represented and entitled to vote at the meeting; however, the shares represented thereby are not voted and do not represent a vote either FOR or AGAINST an item of business. The Annual Meeting will be held for the transaction of business described herein and for the transaction of such other business as may properly come before the Annual Meeting (which, as defined herein, includes any postponements or adjournments thereof). At the date of this Proxy Statement, the only business that the Company's management intends to present, or knows that others will present, is that described in this Proxy Statement. If other matters come before the Annual Meeting, the persons holding proxies solicited hereunder intend to vote such proxies in accordance with their judgment on all such matters.

                     PROPOSAL NO. I - ELECTION OF DIRECTORS

     The entire Board of Directors is elected annually to serve until their terms expire and their successors have been elected and qualified. It is the intention of the persons named in the Proxy to vote for the nominees listed below except where authority has been withheld as to a particular nominee or as to all nominees. If any candidate nominated in this Proxy /statement should for any reason, become unavailable for election, proxies may be voted with discretionary authority for any substitute designated by the Board of Directors. Sultan Mahmud, Imran Jattala, Tariq Chaudhary, Javed Chaudhary and Faisal Chaudhary who each own 9.9% of the shares of Common Stock of the Company, and Edward J. Names and C. L. Nordstrom who own 6.5% and 1.9% of the shares of Common Stock of the Company (collectively representing 57.9% of the shares entitled to vote at the Meeting), have each advised the Company that they intend to vote for each of the nominees listed below. Pursuant to the Company's Articles of Incorporation, the Stockholders have authorized a minimum of three Directors.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR A ONE-YEAR TERM TO EXPIRE AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS

     The Board of Directors recommends a vote for the following Director Nominees, designated as Proposal No. I on the enclosed proxy card.





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


NAME AND POSITION                             YEAR FIRST
CURRENTLY HELD                                BECAME A       YEAR CURRENT
WITH THE COMPANY                     AGE      DIRECTOR       TERM EXPIRES
-----------------------------------------------------------------------------

Sultan Mahmud, President, Director    43       1999          1999

Nancy Heck, Secretary-Treasurer       53       1999          1999

C. L. Nordstrom, Director             80       1981          1999
-----------------------------------------------------------------------------

INFORMATION ABOUT DIRECTOR NOMINEES

     Following is a brief account of the business experience during the past five (5) years of each of the three Director Nominees of the Company indicating their principal occupation and employment during that period, and the name and principal business of any organization in which such occupations and employment were carried out.

     Sultan Mahmud has been president and a Director of the Company since 1999. Mr. Mahmud has 16 years experience in various aspects of management in public and private companies. He has MBA degrees in Finance and Marketing from American International College of Massachusetts. Prior to 1995, Mr. Mahmud worked for seven years in various positions for Innovation Luggage, a New Jersey based company. During the year 1996, he was the Chief Operating Officer of Pyramid Stores, Inc., a wholly owned subsidiary of Meteor Industries, Inc. (Nasdaq; "METR"). From January 1997 to July 1998 he was a Vice President of Capco Acquisub, Inc., a wholly owned subsidiary of Capco Resources Ltd. (Alberta; "CPD-AL"). From August 1998 to January 1999 Mr. Mahmud was Vice President, Investor Relations for Saba Petroleum Company (Amex; "SAB"). From January 1999 to July 1999, he was President of Capco Resources Ltd. and from August 1999 to present he has been President of the Company.

     Nancy Heck has been Chief Financial Officer, Treasurer, Secretary and a Director of the Company since 1999. Ms. Heck is a Colorado licensed Certified Public Accountant with twenty years experience in business and finance. Ms. Heck's educational background includes a Bachelor's and Master of Science degree in biology from the University of Michigan, supplementary education in business and accounting from Ft. Lewis College in Colorado, and yearly continuing professional educational required for CPA licensure. Prior to joining the Company, Ms. Heck was a consultant to Community Health Centers, Inc. and it's affiliated health care organizations in Colorado Springs. Before consulting for Community Health Centers, Inc. she was employed as the
Center's Chief Financial Officer.   She has also held the position of Chief
Financial Officer at Cedar Springs Hospital in Colorado Springs and at Mercy
Medical Center in Durango, Colorado.   Ms. Heck has also worked as a Practice
Administrator to an ophthalmology medical practice. Her Public Accounting experience includes four years as a Senior Accountant in tax and auditing.

     C. L. Nordstrom has been a Director of the Company since 1981. From June 1979 to March 1994, Mr. Nordstrom was a Director of Winco Petroleum Corporation, a publicly held Colorado corporation engaged in oil and gas exploration and development. Since 1973, Mr. Nordstrom has been self-employed as an investor. From 1970 until 1973, Mr. Nordstrom served as Manager of Operations


                                     3
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for the Rocky Mountain District as well as Petroleum Engineer for the Rocky
Mountain Division of Champlin Petroleum Company, a subsidiary of the Union Pacific Railroad Company. Mr. Nordstrom received a Bachelor of Science degree in Geology and Engineering from the Montana School of Mines in 1947.

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. I

BOARD COMMITTEES AND MEETINGS

     The Board of Directors met twice during the fiscal year 1998. The Company has no standing executive, audit or compensation committees.


        PROPOSAL NO. II  - APPROVAL OF 1 FOR 100 SHARE ROLLBACK OF
                          THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK

     On October 14, 1999, the Board of Directors adopted a resolution authorizing the 1 for 100 shares reverse stock split or "rollback" of the issued and outstanding shares of the Common Stock (the "Rollback"), subject to approval by the Stockholders of the Company at the Annual Meeting. Sultan Mahmud, Imran Jattala, Tariq Chaudhary, Javed Chaudhary and Faisal Chaudhary who each own 9.9% of the shares of Common Stock of the Company, and Edward J. Names and C. L. Nordstrom who own 6.5% and 1.9% of the shares of Common Stock of the Company (collectively representing 57.9% of the shares entitled to vote at the Meeting), have each advised the Company that they intend to vote for the approval of the Rollback.

     On January 4, 1982, the shares of Common Stock of the Company (the Stock") began trading on the NASD-OTC market. The Stock has never been traded actively or sustained any level of significant interest by the investment community. Since 1994, the Company has been unable to attract a market maker to participate in its securities, and, as a consequence, the Stock has not traded in that period of time.

     As a part of the other business to be transacted by the Stockholders in the Meeting, the Company proposes to refocus the Company's business strategy by changing the name of the Company [Proposal No III] in anticipation of acquiring other oil and gas entities in the near future. It is management's belief that reducing the outstanding shares of the Common Stock by implementing the reverse split of 1:100 will allow Alfa Stockholders to gain economic benefit by the creation of an orderly market for the securities, where buyers and sellers of Stock would be allowed to trade their securities at a price as dictated by the market. The current lack of a market for the Stock does not allow investors the opportunity to, either value their holdings appropriately, or realize proceeds should they wish to liquidate. The liquidity offered to Stockholders by virtue of this method would be invaluable in allowing Stockholders to make informed decisions about their investment in the Company. The 1 for 100 share adjustment will reduce the current issued and outstanding shares of the Common Stock from 99,000,000 as of August 15, 1999 to 990,000 upon approval of this Proposal. This will have the effect of increasing the per share Stock value and attracting an experienced and motivated market maker to create an active market in the Company's Stock.

     No fractional shares of the Company's post-split Common Stock will be issued upon the surrender for exchange of pre-split stock certificates, and such fractional share interests will not entitle the owner thereof to vote or have any other rights of a shareholder of the Company. For each fractional share of the Company's Common Stock that would otherwise be issued as a result of the proposed reverse stock split, the Company, in its sole discretion, will remit an amount in cash (without interest) equal to the product of (a) such fractional part of a share of the company's Common Stock multiplied by (b) the book value of the Company's Common Stock as of October 15, 1999, or issue one full share.


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





        PROPOSAL NO. III  - APPROVAL TO CHANGE THE NAME OF THE COMPANY

     On October 14, 1999, the Board of Directors unanimously adopted a resolution approving the amendment of the Articles of Incorporation to change the name of the Company to "Capco Energy, Inc.", subject to approval by the Stockholders of the Company at the Annual Meeting. Sultan Mahmud, Imran Jattala, Tariq Chaudhary, Javed Chaudhary and Faisal Chaudhary who each own 9.9% of the shares of Common Stock of the Company, and Edward J. Names and C. L. Nordstrom who own 6.5% and 1.9% of the shares of Common Stock of the Company (collectively representing 57.9% of the shares entitled to vote at the Meeting), have each advised the Company that they intend to vote for the approval of this Proposal No. III.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. II

         PROPOSAL NO. IV  - APPROVAL OF THE 1999 INCENTIVE EQUITY PLAN

     The Board of Directors adopted the 1999 Incentive Equity Plan of the Company (the "Incentive Plan") on October 14, 1999, subject to approval by the Stockholders of the Company at the Annual Meeting. Sultan Mahmud, Imran Jattala, Tariq Chaudhary, Javed Chaudhary and Faisal Chaudhary who each own 9.9% of the shares of Common Stock of the Company, and Edward J. Names and C. L. Nordstrom who own 6.5% and 1.9% of the shares of Common Stock of the Company (collectively representing 57.9% of the shares entitled to vote at the Meeting), have each advised the Company that they intend to vote for the approval of the Incentive Plan.

PRIOR HISTORY OF EMPLOYEE STOCK OPTION PLANS

     On September 30, 1981, the Board of Directors approved the adoption of an Incentive Stock Option Plan ("ISOP"). The ISOP reserved 5,000,000 shares of the Company's $.001 par value common stock for grants to employees at exercise prices no less than the market value of the common stock on the date of grant. As of May 31, 1999, no options were outstanding. Options granted are exercisable for a period of five years or three months after an employee terminates his employment with the Company, whichever is sooner.

     On May 18, 1982, the Board of Directors established a Bargain Stock Option Plan ("BSOP"). The BSOP reserved 8,000,000 shares of the Company's $.001 par value common stock for grants to officers, Directors and employees. Under this plan, the exercise price is determined by the Board of Directors but in no event can the can the exercise price be less than $.12 per share. As of May 31, 1999, no options under the this plan were issued and outstanding or exercisable.

     On October 14, 1999, the Board of Directors terminated both the ISOP and the BSOP with instructions to management to review alternative plans that would provide greater flexibility to the Company in terms of the types of awards that might be granted.

PURPOSE OF THE INCENTIVE PLAN

     The purpose of the Incentive Plan is to enable the Company to attract officers and other key employees and consultants and to provide then with appropriate incentives and rewards for superior performance. The Incentive Plan affords the Company the ability to re4spond to changes in the competitive and legal environments by providing the Company with greater flexibility in key employee and executive compensation than was available

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through the previously  approved  plans.  This plan is designed to be an omnibus plan allowing the Company to grant a wide range of compensatory awards including stock options, stock appreciation rights, restricted stock, deferred stock and performance shares or units. The Incentive Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in the Company, thereby encouraging them to remain in the Company's employment. The Incentive Plan has been prepared to comply with all applicable tax and securities laws, including Section 16 (b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state and federal tax laws.

DESCRIPTION OF THE INCENTIVE PLAN

General

     The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, which is attached as Appendix A. Subject to adjustment as provided in the Incentive Plan, the number of shares of common stock that may be issued or transferred, plus the amount of shares of common stock covered by outstanding awards granted under the Incentive Plan, shall not in the aggregate exceed 10% of the issued and outstanding shares. The number of Performance Units granted under the Incentive Plan shall not in the aggregate exceed 5% of the issued and outstanding shares. The number of shares of common stock granted under the Incentive Plan to any individual in any calendar year shall not in the aggregate exceed 3% of the issued and outstanding shares.

Eligibility

     Officers, including officers who are members of the Board of Directors, and other key employees and consultants to the Company may be selected by the Committee (as defined below) to receive benefits under the Incentive Plan.

Terms of Options and Other Possible Awards

     The Incentive Plan authorizes the granting of options to purchase shares of Common Stock ("Option Rights"), stock appreciation rights ("Appreciation Rights"), restricted shares ("Restricted Shares"), deferred shares ("Deferred Shares"), performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to these various types of awards, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the 1999 Incentive Plan.

Option Rights.

     The Committee may grant Option Rights that entitle the optionee to purchase shares of common stock at a price less than, equal to or greater than market value on the date of grant. The option price is payable at the time of exercise
(i) in cash or cash equivalent, (ii) by transfer to the Company of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration the Committee may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Common stock to which the exercise relates. The Committee has the authority to specify at

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any time that  Restricted  shares or other  shares  of  Common  Stock  which are subject to risk of forfeiture or restrictions on transfer will be accepted for part or all of the option price. In such event, the Committee may provide that the shares of Common Stock received upon exercise of the stock option will not be subject to the same risks of forfeiture or restrictions on transfer which applied to the shares used for payment of the option price. The Committee may also provide that additional Option Rights will automatically be granted to an optionee upon exercise of Option Rights.

     Option Rights granted under the Incentive Plan may be Option Rights that are intended to qualify as incentive stock options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code") or Option Rights that are not intended to so qualify. The Incentive Plan permits the granting of incentive stock options or non-qualified stock options at the discretion of the Committee. The exercise price for non-qualified stock options granted may not be less than 85% of the fair m market value per share of Common Stock on the date of grant. The exercise price for ISO's may not be less than the fair market value per share on the date of grant, ISO's granted to persons owning more than 10% of the Company's voting stock must have an exercise price of not less than 110% of the fair market value per share of Common Stock on the date of grant. All options granted must be exercised within ten years of grant, except that ISO's granted to Stockholders owning 10% or more of the voting stock of the Company must be exercised within five years of the date of grant. The aggregate market value (as determined as of the date of grant) of the common stock for which any optionee may be awarded ISO's which are first exercisable by such optionee during any calendar year may not exceed $100,000. At or after the date of grant of any non-qualified Option rights, the Committee may provide for the payment of dividend equivalents to the optionee on current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

     Each grant must specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment or continuous engagement of consulting services of the optionee by the Company or any subsidiary, or the achievement of Management Objectives (as defined in the Incentive Plan), that are necessary before the Option Rights will become exercisable, and may provide for the earlier exercise of the Option rights, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remains unexercised.

Appreciation Rights.

     Appreciation Rights granted under the Incentive Plan may either be freestanding or granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a freestanding Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at the time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation.

     A Freestanding Appreciation Right must have a base price which is at least equal to the fair market value of a share of Common Stock on the date

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of the  grant,  must  specify  the  conditions,  including  as and to the extent determined by the Committee, the period of continuous employment or continuous engagement of consulting services, or the achievement of Management objectives that are necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise, including , without limitation, in the event of a change of control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, shares of Common Stock or a combination thereof, and the Committee may either reserve or grant to the recipient the right to elect among those alternatives. The committee may provide with respect to any grant of appreciation/rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

Restricted Shares.

     An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services or, as and to the extent determined by the Committee, the achievement of Management Objectives. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Committee may determine.

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or other key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for a shorter period during which the forfeiture provisions are to apply, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

Deferred Shares.

     An award of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral Period (as defined in the Incentive Plan) as the Committee may specify. During the Deferral Period, the participant has no right to transfer any rights under the award and no right top vote the shares covered by the award. On or after the date of any grant of Deferred Shares, the Committee may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock. Grants of Deferred Shares may be made without additional consideration from the participant or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined bay the Committee on the date of grant, except that the Committee may provide for a shorter Deferral Period, including, without limitation, in the event of a change of control of the Company or similar transaction event.

Performance Shares and Performance Units.

     A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Performance Shares or Performance Units. The participant will be given one or more Management Objectives to meet within a specified period ("Performance Period") which may be subject to earlier termination, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof, and the Committee may either grant to the recipient or retain the right to elect among these alternatives. At or after the date of grant of any Performance Shares, the committee may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis.

Management Objectives

   Management Objectives mean the achievement of performance objectives established pursuant to the Incentive Plan. The Committee may adjust Management Objectives and related minimum acceptable levels of achievement if events or transactions have occurred after the date an award was granted that are unrelated to the performance of the participant and result in distortion of the Management Objectives or the related mime levels. Management Objectives my be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or the division, subsidiary, department or function within the Company or a subsidiary in the participant is employed or with respect to which the participant provides consulting services.

Transferability

     No Option Right, or other "derivative security" within the meaning of Rule 16b-3 under the Exchange Act, is transferable by a participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights may not be exercised during a participant's lifetime except bay the participant or, in the event of his or her incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and supervision.

Adjustments

The maximum number of shares of Common Stock that may be issued or transferred under the Incentive Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combination of shares, re-capitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events. In the event of any such transaction or event, the

Committee may it its sole discretion provide in substitution for any or all outstanding awards under the Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

Administration and Amendments

     The Incentive Plan is to be administered by a committee ("Committee") of the Board of Directors which shall consist of not less than two Directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. In connection with its administration of the Incentive Plan, the Committee is authorized to interpret the Incentive Plan and related agreements and other documents. The Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Incentive Plan. The Committee may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the Incentive Plan. In the event of any such cancellation, the Committee may authorize the granting of a new award under the Incentive Plan in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the Incentive Plan had the canceled award not been granted. The Committee may also grant any award or combination of awards authorized under the Incentive Plan, including without limitation an award that was granted prior to the adoption of the Incentive Plan, and any such award or combination of awards so granted under the Incentive Plan may or may not cover the same number of shares of Common Stock as had been covered by the canceled award and will be subject to such other terms, conditions and discretion as would have been permitted under the Incentive Plan had the canceled award not been granted.

     The Incentive Plan may be amended from time to time by the Committee, but without further approval by the Stockholders of the Company no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may (i) increase the aggregate number of shares that may be issued or transferred plus the amount of shares covered by outstanding awards, or increase the aggregate number of Performance Units that may be granted thereunder or (ii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Incentive Plan.

Federal Income Tax Consequences to Participants in Plan

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan based on federal income tax laws in effect on January 1, 1999. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Non-qualified Option Rights.

     In general; (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options.

     No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be long-term capital loss.

     If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Appreciation Rights.

     No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount of cash, and the fair market value of any nonrestricted shares of Common Stock, received pursuant to the exercise. In limited circumstances, however, the Internal Revenue Service ("IRS) may contend that the holder of a free-standing appreciation right is in constructive receipt of ordinary income before the Appreciation Right is exercised if (i) a maximum limitation on the amount payable upon exercise of the Appreciation Right at the time when Appreciation Right is imposed and (ii) the maximum limitation is reached prior to the exercise of the appreciation Right at a time when the Appreciation Right is exercisable.

Restricted Shares.

     A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of
Section 83 of the Code. However, a recipient who so elects under Section 83 (b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the share (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83 (b) election has not been made, any non-restricted dividends received with respect to Restricted Shares that are subject at the time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

Deferred Shares.

     No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares generally will be subject to tax at ordinary income rates on the fair market value of non-restricted shares of

Common Stock on the date that the Deferred Shares are transferred to the recipient, reduced by any amount paid by the recipient, and the capital gain or loss holding periods for the Deferred Shares will also commence on that date.

Performance Shares and Performance Units.

No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

Special Rules Applicable to Officers and Directors

     In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or Director to suit under
Section 16 (b) of the Exchange Act, the tax consequences to the officer or Director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of stock received could subject the Officer or Director to suit under Section 16 (b) of the Exchange Act, but no longer than six months.

Tax Consequences to the Company

     To the extent that a participant recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162 (m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code and (ii) any applicable withholding obligations are satisfied.

   THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. IV

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information as of August 15, 1999 with respect to the beneficial ownership of the Company's Common Stock by: (i) each person who is known by the Company to beneficially own five percent or more of any class of the Company's Common Stock, (ii) each Directors and nominee for Director of the Company, and (iii) all Directors, nominees for Director and officers of the Company as a group.

                                           Amount & Nature
                    Name & Address          of Beneficial      Percent
Title of Class      Beneficial Owner(2)      Ownership        of Class
-----------------------------------------------------------------------
$.001 Par      Paul Roebling A Trust      10,330,000 (1)         10.4%
Value Common   c/o Bank of New York,
Stock          530 Fifth Avenue
               New York, NY 10021

$.001 Par      Edward J. Names             4,658,000              6.5%
Value Common   216 16th Street #730
Stock          Denver, CO 80202

$.001 Par      Sultan Mahmud               9,800,000              9.9%
Value Common   3838 Mira Loma Drive
Stock          Santa Maria, CA 93455

$.001 Par      Imran Jattala               9,800,000              9.9%
Value Common   13763 Harvard Avenue
Stock          Chino, CA 91710

$.001 Par      Tariq Chaudhary             9,800,000              9.9%
Value Common   3834 Mira Loma Drive
Stock          Santa Maria, CA 93455

$.001 Par      Javed Chaudhary             9,800,000              9.9%
Value Common   330 E. Enos Drive #170
Stock          Santa Maria, CA 93454

$.001 Par      Faisal Chaudhary            9,800,000              9.9%
Value Common   5753-G Santiago Road #1500
Stock          Anaheim Hills, CA 92807

$.001 Par      C. L. Nordstrom             1,891,500              1.9%
Value Common   1735 Clark Street
Stock          Aurora, CO 80011

$.001 Par      Nancy Heck                         -0-               0%
Value Common   822 Speed Street
Stock          Santa Maria, CA 93454

All Officers and
Directors as a Group                                              21.7%
-----------------------
(1)Includes 2,000,000 shares held in the name of the Estate of Paul Roebling individually and 8,330,000 shares in the name of Paul Roebling A Trust.

(2)Each of the individuals named own all the shares listed of Alfa's Common Stock directly and of record unless otherwise indicated.

     Changes in Control. There are no arrangements, known to the Company, including any pledge by any person of securities of Alfa, the operation of which may at a subsequent date result in a change of control of Alfa.

   CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS AND KEY EMPLOYEES

     The following table sets forth the name, age and position of the executive officers and key employees of the Company.

   Name               Age     Position
----------------------------------------

Sultan Mahmud         43      President

Nancy Heck            53      Chief Financial Officer & Treasurer

William J. Hickey     58      Secretary

     Sultan Mahmud has been president and a Director of the Company since 1999. Mr. Mahmud has 16 years experience in various aspects of management in public and private companies. He has MBA degrees in Finance and Marketing from American International College of Massachusetts.

     Nancy Heck has been Chief Financial Officer, Treasurer, Secretary and a Director of the Company since 1999. Ms. Heck is a Colorado licensed Certified Public Accountant with twenty years experience in business and finance. Ms. Heck's educational background includes a Bachelor's and Master of Science degree in biology from the University of Michigan, supplementary education in business and accounting from Ft. Lewis College in Colorado, and yearly continuing professional educational required for CPA licensure.

     Prior to joining CRC, Ms. Heck was a consultant to Community Health Centers, Inc. and it's affiliated health care organizations in Colorado Springs. Before consulting for Community Health Centers, Inc. she was employed as the Center's Chief Financial Officer. She has also held the position of Chief Financial Officer at Cedar Springs Hospital in Colorado Springs and at Mercy Medical Center in Durango, Colorado.

     Ms. Heck has also worked as a Practice Administrator to an ophthalmology medical practice. Her Public Accounting experience includes four years as a Senior Accountant in tax and auditing.

     William J. Hickey was elected Secretary of the Company on October 14, 1999. Mr. Hickey was a Director and Secretary of Saba Petroleum Company (Amex; "SAP") from 1992 to 1995. From 1995 to 1996, he was Vice President and a Director of American Telephone + Data, Inc. (OTC-BB; "AMDP"). From 1997 to present, he has been a Director and Consultant to Capco Resources Ltd. (ASE; "CPD-AL"). Mr. Hickey is a lawyer by training and a graduate of Cornell University Law School.

EXECUTIVE COMPENSATION

     No executive officer of the Company received salary, bonuses, option grants or any other form of compensation during the fiscal year 1998. Any and all options granted prior to the fiscal year 1998 have expired.

Compensation of Directors.

     The Directors of Alfa who do not receive annual salaries from the Company, receive fees of $350 per Board Meeting attended in person, and reimbursement for travel expenses. These fees may be increased or decreased from time to time by a majority vote of the Board of Directors. In addition, any Director who presents a prospect to Alfa acceptable to a majority of disinterested Board members, or if a Director substantially assists in the sale of a Company property, the Board may grant such Director an overriding royalty interest, and/or pay such Director a commission or finder's fee in varying amounts, on a case-by-case basis. Commissions, if paid, are a minimum of two percent of the purchase or sale price of the property. No consulting fees, finder's fees or commissions were paid to Directors of Alfa during the fiscal year ended May 31, 1999.

Termination of Employment and Change of Control Arrangement.

     Alfa has no compensation plan or arrangement with any of its current or former officers or Directors, which will result from the resignation, retirement, or any other termination by such individual of employment with Alfa.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     No Director or officer of Alfa, nominee for election as a Director, security holder who is known to the Company to own of record or beneficially more than 5% of any class of the Company's voting securities, or any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same home as such person or who is a Director or officer of any parent or subsidiary of Alfa, has had any transaction or series of transactions exceeding $60,000 during Alfa's last two fiscal years, or has any presently proposed truncation to which Alfa was or is a party, in which any of such persons had or is to have any direct or indirect material interest.

     As a matter of policy, Directors who are not employees of the Company may receive finder's fees or commissions if they present a property or prospect to the Company, which is considered acceptable to a majority of disinterested Board members. Such commission or finder's fees will be determined on a case-by-case basis if a transaction is consummated with regard to such prospect or property.

    In 1994, a former Company Director (former president) and the former chief financial officer organized a corporation ("Industries'). In 1998, Industries charged Alfa $18,392 for accounting and administrative services. In 1998, $2,500 was paid to a Director (chief financial officer) for accounting services related to SEC filings. A payment of $2,900 was also made to Industries as a prepayment for preparation of the 1998 Form 10-KSB.

FILING DISCLOSURE

     Section 16 (a) of the Exchange Act, as amended, and the rules thereunder require the Company's officers and Directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in the ownership with the Securities and Exchange Commission and to furnish the Company with copies.

     Based upon its review of the copies of such forms received by it, or written representation from certain reporting persons, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Glenn, Burdette, Phillips & Bryson, a professional corporation, were independent accountants for the Company for the fiscal year ended May 31, 1999. A representative of Glenn, Burdette, Phillips & Bryson is expected to be present at the Meeting and to be available to respond to appropriate questions. No auditors have been appointed for the fiscal year 1999. The Stockholders are not being asked to ratify the appointment of auditors for 1999.

SUBMISSION OF PROPOSALS BY STOCKHOLDERS

     In order to be eligible for inclusion in the company's Proxy Statement for the next Annual Meeting of Stockholders, anticipated to be held in October 2000, any proposal by a Stockholder must be received by the company in writing at its principal office in Santa Maria, California by May 27, 2000.

OTHER BUSINESS

     The Board of Directors does not know of any business to be presented for consideration at the Annual Meeting of Stockholders other than that stated in the Notice of Annual Meeting of Stockholders. It is intended, however, that persons authorized under the proxies solicited from the Stockholders bay the Board of Directors may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect top any other proposal properly presented for action at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
ALFA RESOURCES, INC.


William J. Hickey
Secretary


Santa Maria, California
October 15, 1999

                                   Appendix A

                               CAPCO ENERGY, INC.

                           1999 INCENTIVE EQUITY PLAN


1. Purpose. The purpose this Plan is to attract and retain officers and other key employees of and consultants to Capco Energy, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

2. Definitions. As used in this Plan, "Appreciation Right" means a right granted Pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

"Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Appreciation Right.

"Board" means the Board of Directors of the Corporation.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the committee described in Section 14(a) of this Plan.

"Common Shares" means (i) shares of the Common Stock, no par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

"Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

"Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

"Deferred Shares" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

"Effective Date" shall have the meaning set forth in Section 17.

"Free-standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

"Incentive Stock Option" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

"Management   Objectives"  means  the  achievement  of  performance   objectives
established pursuant to this Plan, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant, or the Subsidiary, division, department or function within the corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services. The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

"Market Value per Share" means the fair market value of the Common Shares as determined by the Committee from time to time.

"Nonqualified Option" means an Option Right that is not intended to qualify as an Incentive Stock Option.

"Optionee" means the person so designated in an agreement evidencing an outstanding Option Right or the Successor of an Optionee, as the context so requires.

"Option Price" means the purchase price payable upon the exercise of an Option Right.

"Option Right" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or an Incentive Stock Option granted pursuant to Section 4 of this Plan.

"Participant" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity, or the Successor of a Participant, as the context requires.

"Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

"Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

"Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

"Reload Option Rights" means additional Option Rights automatically granted to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

"Restricted Shares" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

"Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule to the same effect.

"Spread" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

"Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

"Successor" of a Participant means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise an award hereunder by bequest or inheritance or by reason of death of the Participant.

"Tandem  Appreciation  Right" means an  Appreciation  Right granted  pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

3. Shares and Performance Units Available under the Plan.

   (a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 500,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.
For the purposes of this Section 3 (a):

      (i) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

      (ii) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

   (b) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 100,000. Performance Units that are granted under this Plan, but are paid in Common Shares or are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

4. Option Rights. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

   (a) Each grant shall specify the number of Common Shares to which it pertains; provided, however, that no participant shall be granted Option Rights for more than 100,000 Common Shares in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan.

   (b) Each grant shall specify an Option Price per Common Share, which may be less than, equal to or greater than the Market Value per Share on the Date of Grant; provided, however, (i) the Option Price shall equal at least 85% of the Market Value per Share on the Date of Grant, or (ii) the Option Price with respect to each Incentive Stock Option shall not be less than 100% (or

110%, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners)) of the Market Value per Share on the Date of Grant.

   (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalents acceptable to the Committee, (ii) subject to Section 4(d), non-forfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration author-ized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

   (d) On or after the Date of Grant of any Nonqualified Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

   (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

   (f) On or after the Date of Grant of any Option Rights, the Committee may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above.

   (g)  Successive  grants  may be made to the same  Participant  regardless  of
whether  any  Option  Rights  previously   granted  to  the  Participant  remain
unexercised.

   (h) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

   (i) Option Rights granted pursuant to this Section 4 might be Nonqualified Options or Incentive Stock Options or combinations thereof, as set forth in the award agreement.

   (j) On or after the Date of Grant of any Nonqualified Option, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

   (k) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option Right shall be no more than five years from the Date of Grant).

   (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

   (m) The aggregate Market Value per Share, determined as of the Date of Grant, of the Common Shares for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under this Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

   (n) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Option Rights, to the extent exercisable after death may be exercised by the Successors of the Optionee. An Option Right may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option Right will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

5. Appreciation Rights. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

   (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b- 3 to cease to apply to this Plan shall be permitted.

   (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

   (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

   (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

   (e) On or after the Date of Grant of any Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

   (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such other terms and provisions as the Committee may determine consistent with this Plan.

   (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

   (h)   Regarding Free-standing Appreciation Rights only:

      (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

      (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; provided, however, that no participant shall be granted more than 100,000 Freestanding Appreciation Rights in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan;

      (iii) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Participant by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-standing Appreciation Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event; and

      (iv) No Freestanding Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6. Restricted Shares. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

   (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, or as and to the extent determined by the Committee, the achievement of Management Objectives, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

   (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

   (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

   (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

   (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

   (f) Each grant or sale shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

7. Deferred Shares. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

   (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services rendered, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

   (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market value per Share on the Date of Grant.

   (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

   (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

   (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

8. Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

   (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

   (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

   (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

   (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

   (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

   (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

   (g) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

   (h) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

9.   Transferability.

   (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

   (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

10. Adjustments. The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding awards granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, re-capitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan, the maximum number of Performance Units specified in Section 3(b), and the maximum number of Common Shares and Free-standing Appreciation Rights specified in Sections 4(a) and 5(h)(ii) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 10.

11. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

12. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee and subject to the provisions of Rule 16b-3, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

13. Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement, with the consent of the Corporation, termination of employment or consulting services to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation, waiving or modifying any limitation or requirement with respect to any award under this Plan.

14. Administration of the Plan.

   (a) This Plan shall be administered by a Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3.

   (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

15.   Amendments and Other Matters.

   (a) This Plan may be amended from time to time by the Committee; provided, however, that except as expressly authorized by this Plan, no such amendment shall increase the number of Common Shares specified in Section 3(a) hereof, increase the number of Performance Units specified in Section 3(b) hereof, or otherwise cause this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the Stockholders of the Corporation.

   (b) With the concurrence of the affected Participant, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares or Performance Units as had been covered by the canceled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled Option Rights or other award not been granted.

   (c) The Committee may grant under this Plan any award or combination of awards authorized under this Plan in exchange for the cancellation of an award that was not granted under this Plan, including without limitation any award that was granted prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the canceled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled award not been granted.

   (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any
Subsidiary  and  shall  not  interfere  in any  way  with  any  right  that  the
Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

   (e) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from so qualifying, any such provision shall be null and void with respect to any such Option Right: provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

        (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the Stockholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

16. Termination of the Plan. No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan is first approved by the Stockholders of the Corporation.

17. Effective Date. The effective date of this Plan (the Effective Date") shall be October 15, 1999, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Common Shares of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with Colorado law.

18. Non-transferability. Each award granted under this Plan shall by its terms be nontransferable by the Participant except by will or the laws of decent and distribution of the state wherein the Participant is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3; where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.

                              ALFA RESOURCES, INC.
                         218 West Carmen Lane, Suite 208
                          Santa Maria, California 93454

                      ANNUAL MEETING OF STOCKHOLDERS - 1999

          This proxy is solicited on behalf of the Board of Directors.

   The undersigned hereby appoints Nancy Heck and William J. Hickey, or either of them, as attorneys-in-fact and proxies, each with the power to appoint his/her substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Alfa Resources, Inc. held of record by the undersigned as of October 15, 1999, at the Annual Meeting of Stockholders to be held at 2922 Chapman Avenue, Suite 202, Orange, California 92869 on November 8, 1999 at 10:30 a.m. or at any adjournments or postponements thereof.

I.   Election of Directors

   FOR all nominees listed below                 WITHHOLD AUTHORITY
   (except as marked to the                      to vote for all nominees
    contrary below)       [  ]                   below                 [  ]

   Sultan Mahmud, Nancy Heck and C. L. Nordstrom

II.  Approval of 1 for 100 reverse stock split

[   ]  FOR      [   ] AGAINST

III.   Approval of the change of name of the Company to "Capco Energy, Inc."

[   ]  FOR      [   ] AGAINST

IV.   Approval of the 1999 Incentive Equity Plan

[   ]  FOR      [   ] AGAINST

     In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES AND FOR PROPOSALS II, III, IV AND V.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted for the proposals listed above and for any other proposals.

     The undersigned hereby ratifies and confirms that said attorneys-in-fact and proxies shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting or at any adjournments or postponements thereof. The undersigned acknowledges receipt of notice of said meeting and the proxy statement accompanying such notice.



                                       Dated: __________________________


                                              --------------------------
                                              Signature


                                              --------------------------
                                              Signature If Held Jointly


     Please sign  exactly as your name  appears  below.  When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by the president or other authorized officer or if a partnership, by an authorized person.



            PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.



























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